UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2016

CAMDEN PROPERTY TRUST
(Exact name of registrant as specified in its charter)

Texas	1-12110	76-6088377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
11 Greenway Plaza, Suite 2400, Houston, Texas 77046
(Address of principal executive offices)

(713) 354-2500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The information included in Exhibit 99.1 (the "Tax Exhibit") to this Current Report on Form 8-K provides a summary of certain material federal income tax considerations relevant to an investment in the securities of Camden Property Trust (the "Company"). The information in the Tax Exhibit supplements the discussion contained under the heading "Federal Income Tax Considerations and Consequences of Your Investment" contained in the prospectus dated August 7, 2014, filed by the Company under the Securities Act of 1933, as amended. The Tax Exhibit shall supersede such discussion to the extent it is inconsistent with the Tax Exhibit, and is a supplement to, and is intended to be read together with, such discussion.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit        Description of
Number        Exhibit

99.1        Supplemental Federal Income Tax Considerations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMDEN PROPERTY TRUST

By:	/s/ Michael P. Gallagher
Name:    Michael P. Gallagher

Title:	Senior Vice President - Chief Accounting Officer
Date: August 5, 2016

EXHIBIT INDEX
Exhibit        Description of
Number        Exhibit

99.1        Supplemental Federal Income Tax Considerations

Exhibit 99.1
SUPPLEMENTAL FEDERAL INCOME TAX CONSIDERATIONS
The following discussion supplements the discussion contained under the heading "Federal Income Tax Considerations and Consequences of Your Investment" in the Prospectus dated August 7, 2014 (the "Prospectus"), filed by Camden Property Trust under the Securities Act of 1933, as amended, and supersedes such discussion to the extent inconsistent with such discussion.
The following, in conjunction with the discussion contained under the heading "Federal Income Tax Considerations and Consequences of Your Investment" in the Prospectus, is a general summary of the material federal income tax considerations associated with an investment in our securities. This Tax Exhibit and the related section in the Prospectus are based on current law, are not tax advice, and present general information only. This Tax Exhibit and the related section in the Prospectus do not deal with particular types of holders subject to special treatment under the Internal Revenue Code, such as insurance companies, financial institutions, and broker-dealers. In addition, this Tax Exhibit and the related section in the Prospectus are not exhaustive of all possible tax considerations. Your actual tax consequences as a taxpayer can be complicated and will depend on your specific situation, including variables you cannot control. You should consult your own tax advisor for a full understanding of the tax consequences of the purchase, holding, and sale of our securities. You should also consult your tax advisor to determine the effect of any potential changes in applicable tax laws. The Internal Revenue Code provisions governing the federal income tax treatment of REITs are highly technical and complex, and this Tax Exhibit and the related section in the Prospectus are qualified in their entirety by the applicable Internal Revenue Code provisions, rules and regulations promulgated thereunder, and administrative and judicial interpretations thereof. The following discussion and the related section in the Prospectus are based upon current law and on representations from us concerning our compliance with the requirements for qualification as a REIT.
We urge you, as a prospective investor, to consult your own tax advisor with respect to the specific federal, state, local, foreign and other tax consequences which may impact you with the purchase, holding, and sale of our securities.
Delayed Implementation Date for Withholding Taxes on Certain Foreign Accounts
On September 18, 2015, the Internal Revenue Service issued a Notice with respect to the legislation discussed in "Federal Income Tax Considerations and Consequences of Your Investment – Special Tax Considerations of Non-U.S. Shareholders and Potential Tax Consequences of Their Investment – Withholding Obligations from Distributions to Non-U.S. Shareholders" in the Prospectus. This Notice extended the date on which withholding begins for gross proceeds withholding from January 1, 2017 to January 1, 2019. Prospective investors should consult their tax advisors regarding all aspects of this legislation.
Recent Legislation Modifying Several of the Rules Applicable to REITs
On December 18, 2015, President Obama signed into law the Consolidated Appropriations Act, 2016, an omnibus spending bill, with a division referred to as the Protecting Americans from Tax Hikes Act of 2015 (the "PATH Act"). The PATH Act modified a number of important rules regarding the taxation of REITs and their stockholders, including, among others, the following rules described below. The rules in the PATH Act were enacted with different effective dates, some of which are retroactive. Prospective investors are urged to consult their tax advisors regarding the implications of the PATH Act.

Reduction in Built-in Gains Period. The PATH Act reduced, for taxable years beginning in 2015 and later, the recognition period or “built-in gains” period (i.e., the period during which gains from the sale or disposition of property acquired by a REIT from a C corporation in a tax-free merger or other carryover basis transaction is subject to C corporation tax) from 10 years to 5 years.

On June 7, 2016, the Internal Revenue Service and the Treasury Department issued temporary regulations that changed the recognition period or “built-in gains” period described in the discussion above. For any property acquired by us with built-in gain (i.e., property acquired by us from a C corporation in a carryover basis transaction that has a fair market value in excess of its adjusted basis at the time of acquisition) prior to August 8, 2016, the recognition period applicable to us with respect to any such property is the five-year period beginning on the day such property was acquired. For any property with built-in gain that is acquired by us on or after August 8, 2016, the recognition period will be the ten-year period beginning on the day the property was acquired.

Reduction in Permissible Holdings of the Securities of Taxable REIT Subsidiaries. For taxable years beginning after 2017, no more than 20% of the value of our total assets may consist of the securities of one or more taxable REIT subsidiaries.
Prohibited Transaction Safe Harbor. Certain alternative tests for satisfying the rules contained in the safe harbor provisions, under which certain sales of real estate assets will not be treated as prohibited transactions, have been added by the PATH Act.
TRS Operation of Foreclosure Property. For taxable years beginning after 2015, a taxable REIT subsidiary may operate property on which the REIT has made a foreclosure property election without loss of foreclosure property status.
Modification to Preferential Dividend Rules. For distributions in taxable years beginning after 2014, the preferential dividend rules do not apply to "publicly offered REITs." A "publicly offered REIT" means a REIT which is required to file annual and periodic reports with the Securities and Exchange Commission under the Exchange Act. We are a publicly offered REIT.
Limitations on Designation of Dividends by REITs. The aggregate amount of dividends we may designate as qualified dividend income or as capital gain dividends with respect to any taxable year beginning after 2015 cannot exceed the dividends actually paid by us during such year.
Debt Instruments of Publicly Offered REITs and Mortgages Treated as Real Estate Assets. Debt instruments issued by publicly offered REITs (as defined above) will be treated as real estate assets for purposes of the 75% asset test. Income from such debt instruments is qualifying income for purposes of the 95% gross income test, but is not qualifying income for purposes of the 75% gross income test. Under a new asset test, not more than 25% of the value of our assets can consist of debt instruments of publicly offered REITs unless they would otherwise be treated as real estate assets. These provisions are effective for taxable years beginning after 2015.
Asset and Income Test Clarification Regarding Ancillary Personal Property. Under current law, rent attributable to personal property which is leased under, or in connection with, a lease of real property is treated as rents from real property for purposes of the 95% and 75% gross income tests if the rent attributable to the personal property for the taxable year does not exceed 15% of the total rent for the year for such real and personal property. The PATH Act provides that, for taxable years beginning after 2015, personal property leased in connection with a lease of real property will be treated as a real estate asset for purposes of the 75% asset test to the extent rent attributable to such personal property meets the 15% test described above. In addition, for taxable years beginning after 2015, debt secured by a mortgage on both real and personal property will qualify as a real estate asset for purposes of the 75% asset test, and interest on such debt will be qualifying income for purposes of both the 95% and 75% gross income tests, if the fair market value of the personal property does not exceed 15% of the total fair market value of all property securing the debt.

Hedging Provisions. For taxable years beginning after 2015, certain income from hedging transactions entered into to hedge existing hedging positions after any portion of the hedged indebtedness or property is disposed of will not be included in income for purposes of the 95% and 75% gross income tests.
Modification of REIT Earnings and Profits Calculation. The PATH Act modified the special earnings and profits rules in the Internal Revenue Code to ensure that stockholders, for taxable years after 2015, will not be treated as receiving taxable dividends from a REIT that exceed the earnings and profits of the REIT.
Treatment of Certain Services Provided by Taxable REIT Subsidiaries. For taxable years beginning after 2015, a 100% excise tax is imposed on "redetermined TRS service income," which is income of a taxable REIT subsidiary attributable to services provided to, or on behalf of, its associated REIT and which would otherwise be increased on distribution, apportionment, or allocation under the Internal Revenue Code (i.e., as a result of a determination the income was not arm's length).
Exceptions from FIRPTA for Certain REIT Stock Gains and Distributions. On or after December 18, 2015, the disposition of stock of a publicly traded REIT is not treated, under the Foreign Investment in Real Property Tax Act ("FIRPTA"), as a United States real property interest in the hands of a person who has not held more than 10% (increased from 5% under prior law) of the stock of such REIT during the applicable testing period. Similarly, on or after December 18, 2015, a distribution by a publicly traded REIT is not treated, under FIRPTA, as gain from the disposition of a United States real property interest for a person who has not held more than 10% (increased from 5% under prior law) of the stock of such REIT during the applicable testing period.
Stock of a REIT held (directly or through partnerships) by a "qualified shareholder" will not be a United States real property interest, and capital gain dividends from such a REIT will not be treated as gain from the sale of a United States real property interest, unless a person (other than a qualified shareholder) that holds an interest (other than an interest solely as a creditor) in such qualified shareholder owns, taking into account applicable constructive ownership rules, more than 10% of the stock of the REIT (an "applicable investor"). If the qualified shareholder has such an applicable investor, gains and REIT distributions allocable to the portion of REIT stock held by the qualified shareholder indirectly owned through the qualified shareholder by the applicable investor will be treated as gains from the sale of United States real property interests. For these purposes, a "qualified shareholder" is a foreign person which is in a treaty jurisdiction and satisfies certain publicly traded requirements, is a "qualified collective investment vehicle," and maintains records on the identity of certain 5% owners. A "qualified collective investment vehicle" is a foreign person that is eligible for a reduced withholding rate with respect to ordinary REIT dividends even if such person holds more than 10% of the REIT's stock, a publicly traded partnership that is a withholding foreign partnership that would be a United States real property holding corporation if it were a United States corporation, or is designated as a qualified collective investment vehicle by the Secretary of the Treasury and is either fiscally transparent within the meaning of the Internal Revenue Code or required to include dividends in its gross income but entitled to a deduction for distributions to its investors. Finally, capital gain dividends and non-dividend redemption and liquidating distributions to a qualified shareholder that are not allocable to an applicable investor will be treated as ordinary dividends. These changes apply to dispositions and distributions on or after December 18, 2015.
Determination of Domestically Controlled REIT Status. In determining whether a REIT is domestically controlled for purposes of the exception to FIRPTA for dispositions of domestically controlled REIT stock, the REIT may presume holders of less than 5% of a class of stock regularly traded on an established securities market in the United States are U.S. persons throughout the testing period, except to the extent the REIT has actual knowledge to the contrary. In addition, any stock in the REIT held by another REIT that is publicly traded will be treated as held by a non-U.S. person unless the other REIT is domestically controlled, in which case the stock will be treated as held by a U.S. person. Finally, any stock in a REIT held by another REIT that is not publicly traded will only be treated as held by a U.S. person to the extent that U.S. persons hold (or are treated as holding under the new rules) the other REIT's stock. These provisions were effective as of December 18, 2015.
FIRPTA Exception for Interests Held by Foreign Retirement or Pension Funds. "Qualified foreign pension funds" and entities that are wholly owned by a qualified foreign pension fund are exempted from FIRPTA and FIRPTA withholding. For these purposes, a "qualified foreign pension fund" is any trust, corporation, or other organization or arrangement if (i) it was created or organized under foreign law, (ii) it was established to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (or persons designated by such employees) of one or more employers in consideration for services rendered, (iii) it does not have a single participant or beneficiary with a right to more than 5% of its assets or income, (iv) it is subject to government regulation and provides annual information reporting about its beneficiaries to the relevant tax authorities in the country in which it is established or operates, and (v) under the laws of the country in which it is established or operates, either contributions to such fund which would otherwise be subject to tax under such laws are deductible or excluded from the gross income of such fund or taxed at a reduced rate, or taxation of any investment income of such fund is deferred or such income is taxed at a reduced rate. This provision is effective for dispositions and distributions occurring after December 18, 2015.
Increase in Rate of FIRPTA Withholding. For sales of United States real property interests occurring after February 16, 2016, the FIRPTA withholding rate for dispositions of United States real property interests and certain distributions increases from 10% to 15%.
Recent Legislation May Alter Who Bears the Liability in the Event a Partnership is Audited and an Adjustment is Assessed
On November 2, 2015, President Obama signed into law the Bipartisan Budget Act of 2015. Among other things, the Bipartisan Budget Act of 2015 changed the rules applicable to federal income tax audits of partnerships (including the Operating Partnerships and any other partnership in which we are a partner) and the collection of any tax resulting from such audits or other tax proceedings. Under the new rules, the partnership itself must pay any "imputed underpayments," consisting of delinquent taxes, interest, and penalties deemed to arise out of an audit of the partnership, unless certain alternative methods are available and the partnership elects to utilize them.
The new rule generally does not apply to audits of taxable years beginning before January 1, 2018, and many of the details, including the means by which a partnership can avail itself of the alternative methods and the manner in which the alternative methods may apply to REITs, will be determined through yet-to-be-proposed Treasury Regulations or other guidance. Therefore, it is not clear at this time what effect this new legislation will have on us or our partnerships. However, it is possible that in the future, we and/or any partnership in which we are a partner could be subject to, or otherwise bear the economic burden of, federal income tax, interest, and penalties resulting from a federal income tax audit as a result of the changes enacted by the Bipartisan Budget Act of 2015.

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